UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 2, 2006

PROCENTURY CORPORATION
(Exact Name of registrant as Specified in Charter)

Ohio (State or other jurisdiction of Incorporation)	000-50641 (Commission File Number)	31-1718622 (I.R.S. Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio (Address of principal executive offices)	43082 (Zip Code)
Registrant’s telephone number, including area code: 614-895-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 2, 2006, ProCentury Corporation, an Ohio corporation (the “Company”), issued a press release announcing the Company’s results for the quarter ended June 30, 2006. A copy of the release is attached to this Current Report as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99   —   Press release dated August 2, 2006.
     The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCENTURY CORPORATION (Registrant)
Date: August 2, 2006	By:	/s/ Erin E. West

Erin E. West Chief Financial Officer

EXHIBIT INDEX
99       Press release dated August 2, 2006